SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities
Exchange Act of 1934

Date of Report (Date of earliest event reported): July 26, 2002

SUPERIOR FINANCIAL CORP.
(Exact name of registrant as specified in its charter)

Delaware	0-2239	51-0379417
(State of Incorporation)	Commission File No.	(I.R.S. EmployerI.D. No.)

16101 LaGrande Drive, Suite 103
Little Rock, Arkansas	72223
(Address of Principal Executive Office)	(Zip code)

Registrant's telephone number, including area code: 501-324-7282

Item 9. Regulation FD Disclosure

The Registrant hereby furnishes, on the attached Exhibit 99.1, as Regulation F-D Disclosure, its presentation materials presented at the KBW Community Bank Investor Conference. All data contained in such presentation materials were drawn from either the Registrant’s Annual Report on Form 10-K for the Year Ended December 31, 2001; from the Registrant’s press release regarding earnings results for the quarter ended March 31, 2002, which was furnished on a Current Report on Form 8-K to the SEC on April 22, 2002; or from the Registrant’s press release regarding earnings results for the quarter ended June 30,2002, which was furnished on a Current Report on Form 8-K to the SEC on July 23, 2002.

Exhibit No.	Document Description
.
99.1	KBW Community Bank Investor Conference Presentation
SIGNATURE Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July xx, 2002	SUPERIOR FINANCIAL CORP. (Registrant) /s/ Rick D. Gardner ———————————————————— Rick D. Gardner Chief Financial Officer

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